UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                         April 1, 2005 (March 31, 2005)

                      MILLENNIUM BIOTECHNOLOGIES GROUP, INC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                       0-3338                   22-1558317
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(state or other juris-            (Commission            (I.R.S. Employer
diction of incorporation)          File Number)          (Identification No.)


            665 Martinsville Road, Suite 219 Basking Ridge, NJ 07920
            --------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (908) 604-2500


        -------------------------------------------------------------
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Information required by Item 304(a)(1) of Regulation S-B.

(i) On March 31, 2005 Rosenberg Rich Baker Berman & Company ("RRBB") resigned as the principal independent registered public accounting firm for the Registrant.

(ii) The reports of RRBB on the consolidated financial statements of the Registrant at December 31, 2002 and December 31, 2003, and for each of the years ended December 31, 2002 and 2003, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained a qualification as to the Registrant's ability to continue as a going concern.

(iii) In connection with its audits for the fiscal years ended December 31, 2002 and 2003 and through March 31, 2005, there have been no disagreements with RRBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RRBB, would have caused RRBB to make reference to the matter in its report.

(b) Information required by Item 304(a)(2) of Regulation S-B.

(i) On March 31, 2005 the Registrant engaged Bagell, Josephs & Company, L.L.C. ("BJC") as the its independent registered public accounting firm to audit the financial statements of the Registrant.

(ii) During the Registrant's fiscal years ended December 31, 2002 and 2003 and the subsequent interim period ended March 31, 2005, the Registrant did not consult with BJC with respect to any of the matters described in Regulation S-B
Item 304 (a)(2)(i) or (ii).

(c) Information required by Item 304(a)(3) of Regulation S-B.

The Registrant has requested RRBB to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated March 31, 2005, is filed as Exhibit 16.1 to this Form 8-K.

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

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

Exhibit No.       Description
-----------       -----------

16.1              Letter re change in certifying accountant.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MILLENNIUM BIOTECHNOLOGIES GROUP, INC


April 1, 2005                    By:   /s/ Jerry E. Swon
                                       ------------------------
                                       Jerry E. Swon, President


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